Exhibit 99.3

CONSENT OF DUFF & PHELPS, LLC

We consent to the references to our name, valuation methodologies, assumptions and value conclusions of our report, dated June 20, 2019, prepared by us with respect to the valuation of the portfolio of 16 properties wholly-owned by Strategic Storage Trust IV, Inc. (the “Company”), which is contained in this Current Report on Form 8-K.  In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

Sincerely,

Duff & Phelps, LLC

By:	/s/ Duff & Phelps, LLC

Date: June 20, 2019